EXHIBIT 10.16

WARRANT AGREEMENT

The following conditions and provisions shall be applicable to the Warrants to purchase Common Stock of Franklin Financial Network, Inc. (the “Company”) issued on             , 2007:

Section 1. Exercise of Warrants.

(a) This Warrant may be exercised by surrendering it, at the corporate office of the Company, with the subscription form set forth herein or on the back of the Warrant Certificate duly executed, and by paying in full the Warrant Price for each share of Common Stock as to which the Warrant is exercised.

(b) As soon as practicable after the exercise of the Warrant, the Company shall issue to or upon the order of the holder of such Warrant a certificate or certificates for the number of shares of Common Stock to which he is entitled, registered in such person’s name, and if the Warrant shall not have been exercised in full, a new Warrant for the number of shares as to which the Warrant shall not have been exercised.

(c) All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued upon payment of the Warrant Price for each full share of Common Stock as to which the Warrant is exercised.

(d) Each person in whose name any such certificate for shares of Common Stock is issued shall be deemed for all purposes to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is the date when the stock transfer books of the Company are closed, such persons shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are opened.

(e) All shares of Common Stock issued upon the exercise of a Warrant shall bear a restrictive legend substantially as follows:

THIS WARRANT HAS BEEN ISSUED UNDER AN EXEMPTION FROM REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 AND UNDER THE SECURITIES ACTS OF CERTAIN STATES. THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL OF THE ISSUER, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933. THIS WARRANT IS NOT A BANK ACCOUNT AND IS NOT FDIC INSURED.

Section 2. Warrant Price. This Warrant shall entitle the bearer to purchase from the Company the number of shares of Common Stock stated herein at the price of $12.00 per share (the “Warrant Price”).

Section 3. Duration of Warrant.

(a) Expiration. This Warrant may be exercised, subject to the provisions of sub-section (b), below, at any time prior to 5:00 p.m., Franklin, Tennessee, local time, on             , 2012, upon compliance with the provisions of Section 1, above, and upon payment of the Warrant Price as set forth in Section 2, above.

(b) Redemption by Company. Anything herein to the contrary notwithstanding, in the event the Common Stock of the Company is to be registered under the Securities Act of 1933 or is traded on a national securities exchange at $15.00 or more for forty-five (45) consecutive days, the Company may redeem the Warrants at any time thereafter with not less than thirty (30) days’ written notice to the holder of such Warrant, in whole or in part, at a redemption price of $1.00 per Warrant Share; provided, however, that the holder of this Warrant may exercise this Warrant, in whole or in part, during such thirty (30) day period.

(c) Expiration Date. The “Expiration Date” shall be as indicated above unless redeemed by the Company pursuant to sub-section (b) above, on not less than thirty (30) days notice, in which event the Expiration Date shall be five o’clock, p.m., Franklin, Tennessee, local time, on the 30th day following notice thereof (or in the event such day is a Saturday, Sunday, or legal holiday, on the next business day thereafter), or in the event that such notice period is greater than thirty (30) days the Expiration Date shall be that date given in such notice, not to exceed one hundred eighty (180) days. Each Warrant not exercised on or before the Expiration Date shall become void and all rights thereunder and all rights in respective thereof shall cease at the close of business on the Expiration Date, subject only to payment of the redemption price.

Section 4. Adjustments.

(a) Stock Dividends and Split-ups. If after the issuance of this Warrant, and subject to the provisions of sub-section (g), below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, then on the day following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split-up, the number of shares issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Warrant Price shall be correspondingly decreased.

(b) Aggregation of Shares. If after the issuance of this Warrant, and subject to the provisions of sub-section (g), below, the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares of Common Stock then, after the combination or reclassification, the number of shares issuable on exercise of such Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Warrant Price shall be correspondingly increased.

(c) Special Stock Dividends. If after the issuance of this Warrant any class of Capital Stock of the Company (other than Common Stock) is issued by way of a stock dividend on outstanding Common Stock, then, commencing with the day following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, in addition to any share of Common Stock receivable upon exercise of the Warrants, the Warrant holders shall, upon such exercise of the Warrants, be entitled to receive, as nearly as practicable, the same number of shares of dividend stock, plus any shares issued upon any subsequent change, replacement, subdivisions, or combination thereof to which the holders would have been entitled had their Warrants been exercised immediately prior to such dividend. No adjustment in the Warrant Price shall be made merely by virtue of the happening of any event specified in this sub-section (c).

(d) Reorganization, etc. If after the issuance of this Warrant there is any capital reorganization, redemption, or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, redemption, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Warrant holders shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by the Warrants had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrant holders to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Price and of the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Company the obligation to deliver to the Warrant holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

(e) Notice of Changes in Warrant. Upon any adjustment of the Warrant Price or the number of shares issuable on exercise of a Warrant, then and in each such case the Company shall give written notice thereof to each holder of a Warrant (at the name and address as set forth on the books and records of the Company), which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(f) Other Notices. In case at any time:

(i) the Company shall pay any dividends payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

(ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class by other rights;

(iii) there shall be any capital reorganization, redemption, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company.

then, in any one or more of such cases, the Company shall give written notice in the manner set forth in sub-section (e) of the date on which (A) the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights, or (B) such reorganization, redemption, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, redemption, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such notice shall be given and published at least 10 days prior to the action in question and not less than 10 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any of the matters set forth in the foregoing sub-sections (i) to (iv), both inclusive.

(g) Limitation on Fractions. Anything in sub-sections (a) or (b), above, to the contrary notwithstanding, upon the issuance of the Warrants cumulative adjustments in the number of shares issuable on exercise of Warrants shall be made only to the nearest multiple of one whole share, i.e., fractional shares shall be disregarded and fractions of one-half of a share, or more, shall be treated as being one full share.

(h) Form of Warrant. The form of Warrant need not be changed because of any change pursuant to this Article, and Warrants issued after such change may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this agreement. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof; and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

(i) The Company may, without the consent of the holders of the Warrants, make changes in the Warrant that are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake in the Warrant, add to the covenants and agreements that the Company is required to observe, or result in the surrender of any right or power reserved to or conferred upon the Company in the Warrant, but which changes do not or will not adversely affect, alter or change the rights, privileges, or immunities of the holders of Warrants.

Section 5. Provisions Relating to Rights of Holders of Warrants.

(a) This Warrant does not entitle the holder hereof to any of the rights of a shareholder of the Company.

(b) If this Warrant is lost, stolen, mutilated or destroyed, the Company, on such terms as to indemnity or otherwise as it, in its discretion may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), will issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed.

(c) The Company shall reserve and keep available at all times a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of this and all other outstanding Warrants.

Section 6. Transfer and Exchange of Warrants.

(a) This Warrant has not been registered with the Securities and Exchange Commission or under the securities laws of any state. The Warrant Stock to be issued upon the exercise of the Warrants is not anticipated to be registered under the Securities Act of 1933 or under the laws of any state. The holder of this Warrant, by its acceptance thereof, represents that the Warrant and any Warrant Stock issued pursuant hereto have been acquired for investment and not with a view to or for resale in connection with the distribution hereof. No disposition of the Warrant or any Warrant Stock issued pursuant hereto may be made in the absence of an effective registration statement under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company to the effect that such disposition is in compliance with the Securities Act.

(b) In compliance with sub-section (a), above, one or more Warrants may be surrendered to the Company for exchange and, upon cancellation thereof, the Company shall deliver and exchange therefor one or more new Warrants, as requested by the holder of the cancelled Warrant or Warrants for the same aggregate number of shares as were evidenced by the Warrant or Warrants so cancelled; subject, however, to the provisions that the Company may, as a requirement to said exchange, demand and require that the holder represent that the Warrant or Warrants, and any Warrant Stock to be issued pursuant thereto, have been acquired for investment and not with a view to or for resale in connection with the distribution thereof.

Section 7. Notice.

(a) Any notice or demand to be given or made by the holder of this Warrant to the Company shall be sufficiently given or made if sent by mail, first-class or registered, postage prepaid, addressed to the Company at its principal office as set forth on the cover of this Warrant.

(b) Any notice or demand to be given or made by the Company to or on the holder of this Warrant shall be sufficiently given or made if sent by mail, first-class or registered, postage prepaid, addressed to such holder at the address contained in the corporate records of the Company.

Section 8. Validity and Interpretation. The validity, interpretation and performance pursuant to this Warrant shall be governed by the law of the State of Tennessee.

Dated as of             , 2007.

FRANKLIN FINANCIAL NETWORK, INC.

By:
Title:

SUBSCRIPTION FORM

To Be Executed By The Registered Holder

To Exercise Warrants

TO: FRANKLIN FINANCIAL NETWORK, INC.

The undersigned registered holder hereby irrevocably elects to exercise this Warrant to purchase             Shares of Common Stock covered hereby, and requests that a certificate or certificates for such Shares be issued in the name of:

(Name)

(Address)

(Taxpayer Identification Number)

and be delivered to

(Name)

at

(Address)

and, if such number of shares shall not be all the Common Stock evidenced by this Warrant, that a new Warrant for the balance of such Shares be registered in the name of and delivered to, the registered holder at the address stated below.

Dated:                                                                                                               Signature:

(Address)

(Taxpayer Identification Number)

Certificate No.

FRANKLIN FINANCIAL NETWORK, INC.

FRANKLIN, TENNESSEE

Warrant to Purchase

Common Stock

LEGEND: THIS WARRANT HAS BEEN ISSUED UNDER AN EXEMPTION FROM REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 AND UNDER THE SECURITIES ACTS OF CERTAIN STATES. THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL OF THE ISSUER, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933. THIS WARRANT IS NOT A BANK ACCOUNT AND IS NOT FDIC INSURED.

Void after 5:00 p.m. Local Time, Franklin, Tennessee,             , 2012 (“Expiration Date”).

FRANKLIN FINANCIAL NETWORK, INC. (the “Company”), a Tennessee corporation, certifies and agrees that, for value received,                                         is entitled to purchase from the Company             shares of the Common Stock, $            par value per share, of the Company (the number and character of such shares being subject to adjustment as provided in the Warrant Agreement, which is available from the Company) at a purchase price (the “Warrant Price”) of $12.00 per share. The Warrant Holder is entitled to purchase such Warrant Shares, in whole or in part, at any time before the Expiration Date.

Dated:             , 2007

President	Secretary

SUBSCRIPTION FORM

To be Executed by the Registered Holder

To Exercise Warrants

TO:   FRANKLIN FINANCIAL NETWORK, INC.

The undersigned registered holder hereby irrevocably elects to exercise this Warrant to Purchase             Shares of Common Stock covered hereby, and requests that a certificate or certificates for such Shares be issued in the name of:

(Name)

(Address)

(Taxpayer Identification Number)

and be delivered to

(Name)

at

(Address)

and, if such number of shares shall not be all the Common Stock evidenced by this Warrant, that a new Warrant for the balance of such Shares be registered in the name of and delivered to, the registered holder at the address stated below.

Dated:                                                                                                                           Signature:

(Address)

(Taxpayer Identification Number)